UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 14, 2017 (June 8, 2017)

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ROPER TECHNOLOGIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-12273	51-0263969
(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

6901 PROFESSIONAL PKWY EAST, SUITE 200, SARASOTA, FLORIDA	34240
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(941) 556-2601

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Roper Technologies, Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders on June 8, 2017 in Cincinnati, Ohio (the “Annual Meeting”). A brief description of each of the proposals submitted to the shareholders and the vote results are set forth below. Each director nominee was elected and all of the proposals passed.

Proposal 1: Election of directors.

Each of the director nominees identified below was elected at the Annual Meeting for a one-year term expiring at the Company’s 2018 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

	For	Withheld	Broker Non-Votes
Amy Woods Brinkley	89,997,192	115,008	3,305,710
John F. Fort III	88,695,627	1,416,573	3,305,710
Brian D. Jellison	86,841,463	3,270,737	3,305,710
Robert D. Johnson	89,611,665	500,535	3,305,710
Robert E. Knowling, Jr.	89,881,798	230,402	3,305,710
Wilbur J. Prezzano	88,371,391	1,740,809	3,305,710
Laura G. Thatcher	89,921,514	190,686	3,305,710
Richard F. Wallman	79,556,043	10,556,157	3,305,710
Christopher Wright	88,294,892	1,817,308	3,305,710

Proposal 2: A non-binding advisory vote to approve the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “SEC”), including the Compensation Discussion and Analysis, the compensation tables and the related materials disclosed in the Company’s proxy statement.

For	Against	Abstentions	Broker Non-Votes
85,583,905	3,250,869	1,277,426	3,305,710

Proposal 3: A non-binding advisory vote to approve the frequency of the shareholder vote on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
79,689,932	139,676	9,197,782	1,084,810	3,305,710

Accordingly, in light of this result and other factors considered by the Company’s Board of Directors (the “Board”), the Board determined that the Company will hold any future required shareholder votes on the compensation of the Company’s named executive officers annually until the next required shareholder vote on the frequency of future shareholder votes on the compensation of the Company’s named executive officers, which under existing SEC requirements will be no later than the Company’s 2023 Annual Meeting of Shareholders.

Proposal 4: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

For	Against	Abstentions
92,511,149	871,638	35,123

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROPER TECHNOLOGIES, INC.
(Registrant)

Date: June 14, 2017	By:	/s/ John K. Stipancich

John K. Stipancich
Vice President, General Counsel and Secretary